UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 31, 2004

Date of Report

(Date of earliest event reported)

INFOSPACE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25131	91-1718107
(Commission File No.)	(IRS Employer Identification No.)
601 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 201-6100

The registrant hereby amends Items 2 and 7 of its current report on Form 8-K filed on April 14, 2004 (the “Initial 8-K”) as follows:

Item 2. Acquisition or Disposition of Assets.

On March 31, 2004, InfoSpace, Inc. (“the Company”) completed the sale of its Payment Solutions business for $82.0 million in cash to Lightbridge, Inc. (“Lightbridge”). The sale of the Company’s Payment Solutions business resulted in a gain of approximately $29.0 million in the three months ended March 31, 2004, comprised of aggregate proceeds from the sale of $82.0 million less the net book value of assets sold of $49.3 million (including goodwill of $48.9 million), estimated transaction related costs of $3.5 million, which consists of investment bank fees, legal fees and employee related costs, and income taxes of $260,000. The sale of the Company’s Payment Solutions business was carried out through a sale to Lightbridge of all of the outstanding stock of Authorize.net Corp. pursuant to the Stock Sale Agreement filed as Exhibit 2.1 to the Initial 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Pro forma financial information.

The following unaudited pro forma financial information of the Company consists of the Company’s historical consolidated statements of operations for the years ended December 31, 2003, 2002 and 2001, pro forma adjustments and related notes (collectively, the “Pro Forma Condensed Consolidated Financial Statements”). The Pro Forma Condensed Consolidated Financial Statements are provided for informational purposes only and assume the sale of substantially all of the operations and net assets of the Company’s Payment Solutions business occurred on January 1, 2001. The Pro Forma Condensed Consolidated Financial Statements do not purport to reflect the results of operations that would have existed or occurred had such transaction taken place on the date indicated, nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto included in its Quarterly report on Form 10-Q for the three months ended March 31, 2004 and in its Annual Report on Form 10-K for the year ended December 31, 2003.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2003

(Amounts in thousands, except per share data)

	Historical InfoSpace(1)	Payment Solutions(2)	Pro Forma InfoSpace
Revenues	$160,054	$27,825	$132,229

Operating expenses (3):
Content and distribution costs	36,059	8,476	27,583
Systems and network operations	15,238	4,249	10,989
Product development	20,800	3,019	17,781
Sales and marketing	20,030	2,543	17,487
General and administrative	34,940	2,716	32,224
Depreciation	12,147	1,327	10,820
Amortization of intangible assets	6,819	—	6,819
Impairment of other intangible assets	1,151	—	1,151
Restructuring charges	11,722	—	11,722
Other, net	3,029	1,500	1,529

Total operating expenses	161,935	23,830	138,105
Operating Income (loss)	(1,881)	3,995	(5,876)
Loss on equity investments	(11,997)	—	(11,997)
Other income, net	8,435	243	8,192

Income (loss) from operations before income taxes	(5,443)	4,238	(9,681)
Income tax expense	(876)	(127)	(749)

Net loss	$(6,319)	$4,111	$(10,430)

Net loss per share – Basic and Diluted	$(0.20)		$(0.33)

Weighted average shares outstanding used in computing basic and diluted loss per share	31,232		31,232

See notes to the unaudited pro forma condensed consolidated financial statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2002

(Amounts in thousands, except per share data)

	Historical InfoSpace(1)	Payment Solutions(2)	Pro Forma InfoSpace
Revenues	$136,142	$21,170	$114,972

Operating expenses (3):
Content and distribution costs	22,082	7,055	15,027
Systems and network operations	19,712	3,611	16,101
Product development	32,106	2,978	29,128
Sales and marketing	21,884	2,451	19,433
General and administrative	46,729	4,043	42,686
Depreciation	19,065	976	18,089
Amortization of intangible assets	16,875	4,021	12,854
Impairment of goodwill	56,104	—	56,104
Impairment of other intangible assets	20,281	—	20,281
Restructuring charges and other, net	5,981	—	5,981

Total operating expenses	260,819	25,135	235,684

Operating loss	(124,677)	(3,965)	(120,712)
Loss on equity investments	(20,940)	—	(20,940)
Other income, net	7,416	484	6,932

Loss from operations before income taxes and cumulative effect of change in accounting principle	(138,201)	(3,481)	(132,720)
Income tax expense	(430)	—	(430)

Loss from operations before cumulative effect of change in accounting principle	(138,631)	(3,481)	(135,150)
Cumulative effect of change in accounting principle	(206,619)	—	(206,619)

Net loss	$(345,250)	$(3,481)	$(341,769)

Net Loss per share – Basic and Diluted
Net loss per share before cumulative effect of change in accounting principle	$(4.52)		$(4.41)
Cumulative effect of change in accounting principle	$(6.74)		$(6.74)

Net loss per share	$(11.26)		$(11.15)

Weighted average shares outstanding used in computing basic and diluted net loss per share	30,656		30,656

See notes to the unaudited pro forma condensed consolidated financial statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2001

(Amounts in thousands, except per share data)

	Historical InfoSpace(1)	Payment Solutions(2)	Pro Forma InfoSpace
Revenues	$161,921	$15,356	$146,565

Operating expenses (3):
Content and distribution costs	25,498	4,929	20,569
Systems and network operations	26,255	1,037	25,218
Product development	37,988	1,460	36,528
Sales and marketing	34,306	863	33,443
General and administrative	56,114	4,409	51,705
Depreciation	19,354	874	18,480
Amortization of intangible assets	236,714	36,937	199,777
Impairment of goodwill	101,789	—	101,789
Impairment of other intangible assets	5,940	—	5,940
Restructuring charges and other, net	25,393	—	25,393

Total operating expenses	569,351	50,509	518,842

Operating loss	(407,430)	(35,153)	(372,277)
Loss on equity investments	(108,158)	—	(108,158)
Other income, net	17,361	441	16,920

Loss from operations before income taxes and cumulative effect of change in accounting principle	(498,227)	(34,712)	(463,515)
Income tax expense	(681)	—	(681)

Loss from operations before cumulative effect of change in accounting principle	(498,908)	(34,712)	(464,196)
Cumulative effect of change in accounting principle	(3,171)	—	(3,171)

Net loss	$(502,079)	$(34,712)	$(467,367)

Net Loss per share – Basic and Diluted
Net loss per share before cumulative effect of change in accounting principle	$(15.68)		$(14.59)
Cumulative effect of change in accounting principle	$(0.10)		$(0.10)

Net loss per share	$(15.78)		$(14.69)

Weighted average shares outstanding used in computing basic and diluted net loss per share	31,822		31,822

See notes to the unaudited pro forma condensed consolidated financial statements.

INFOSPACE, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The accompanying Pro Forma Condensed Consolidated Financial Statements consist of the historical Condensed Consolidated Financial Statements of the Company, adjusted to exclude the historical operating results of the Company’s Payment Solutions business, as described herein:

1.	Represents the historical results of operations of the Company and were derived from the Company’s Consolidated Statements of Operations as previously reported in its Annual Report on Form 10-K for the year ended December 31, 2003, before reflecting its Payment Solutions business as a discontinued operation.

2.	Represents the historical operating results of the Company’s Payment Solutions business for the periods presented.

3.	In 2004, the Company revised the presentation of its Consolidated Statements of Operations to eliminate the caption Cost of Revenues, and separately present Content and Distribution costs, Systems and Network Operations costs and Depreciation expense. Content and Distribution costs were previously included in Cost of Revenues and Sales and Marketing expense. Certain reclassifications have been made to the accounts for all periods reported herein to conform to the current presentation. The reclassifications did not impact previously reported revenues, total operating expenses, operating income or net income or loss.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFOSPACE, INC.

By	/s/ David E. Rostov
David E. Rostov
Chief Financial Officer

Dated: May 24, 2004